 Exhibit 99.4

FORWARD-LOOKING INFORMATION

Exhibits 99.5 and 99.6 to this Current Report on Form 8-K contain “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Such forward-looking information may include, without limitation, information with respect to our objectives and the strategies to achieve these objectives, as well as information with respect to our beliefs, plans, expectations, anticipations, estimates and intentions. This forward-looking information is identified by the use of terms and phrases such as “may”, “would”, “should”, “could”, “expect”, “intend”, “estimate”, “anticipate”, “plan”, “foresee”, “believe”, or “continue”, the negative of these terms and similar terminology, including references to assumptions, although not all forward-looking information contains these terms and phrases. Particularly, information regarding our expectations of future results, performance, achievements, prospects or opportunities or the markets in which we operate, expectations regarding industry trends and the size and growth rates of addressable markets, our business plans and growth strategies, addressable market opportunity for our solutions, expectations regarding growth and cross-selling opportunities and intention to capture an increasing share of addressable markets, the costs and success of our sales and marketing efforts, intentions to expand existing relationships, further penetrate verticals, enter new geographical markets, expand into and further increase penetration of international markets, intentions to selectively pursue and successfully integrate acquisitions, and expected acquisition outcomes and benefits, future investments in our business and anticipated capital expenditures, our intention to continuously innovate, differentiate and enhance our platform and solutions, expected pace of ongoing legislation of regulated activities and industries, our competitive strengths and competitive position in our industry, expectations regarding our revenue, revenue mix and the revenue generation potential of our solutions, expectations regarding our margins and future profitability, our financial outlook and guidance as well as medium and long-term targets in various financial metrics, and the future impact of the COVID-19 pandemic is forward-looking information.

In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not historical facts but instead represent management’s expectations, estimates and projections regarding future events or circumstances. Any financial outlook and targets, as the case may be, may also constitute “financial outlook” within the meaning of applicable securities laws and are provided for the purposes of assisting the reader in understanding the Company’s financial performance and measuring progress toward management’s objectives and the reader is cautioned that it may not be appropriate for other purposes.

Forward-looking information involves known and unknown risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from those that are disclosed in or implied by such forward-looking information. These risks and uncertainties include, but are not limited to, the risk factors described in greater detail in Exhibit 99.6 of this Current Report on Form 8-K.

Although we have attempted to identify important risk factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other risk factors not presently known to us or that we presently believe are not material that could also cause actual results or future events to differ materially from those expressed in such forward-looking information. If any of these risks materialize, or if any of the assumptions underlying forward-looking statements prove incorrect, actual results and developments may differ materially from those made in or suggested by the forward-looking statements contained herein.

Forward-looking information is based on management’s beliefs and assumptions and on information currently available to management, regarding, among other things, general economic conditions and the competitive environment within our industry, including the following assumptions: (a) our results of operations and ability to achieve suitable margins will continue in line with management’s expectations, (b) we will continue to effectively execute against our key strategic growth priorities, without any material adverse impact from the COVID-19 pandemic on us our our customers’ business, financial condition, financial performance, liquidity nor any significant reduction in demand for our products and services, (c) losses owing to business failures of merchants and customers will remain in line with anticipated levels, (d) our ability to capture an increasing share of addressable markets by continuing to retain and grow existing customer relationships while adding new customers adopting our technology processing transactions in existing and new geographies at or above historical levels, (e) our continued ability to maintain our competitiveness relative to competitors’ products or services, including as to changes in terms, conditions and pricing, (f) our continued ability to manage our growth effectively, (g) that we will continue to attract and retain key talent and personnel required to achieve our plans and strategies, including sales, marketing, support and product and technology operations, in each case both domestically and internationally, (h) our ability to successfully identify, complete, integrate and realize the expected benefits of, acquisitions and manage the associated risks, (i) absence of material changes in economic conditions in our core markets, geographies and verticals, (j) the size and growth rates of our addressable markets and verticals, including that the industries in which we operate will continue to grow consistent with management’s expectations, (k) the accuracy of our assumptions as to currency exchange rates and interest rates, including inflation, and volatility in financial markets, (l) the absence of adverse changes in legislative or regulatory matters, (m) the absence of adverse changes in current tax laws, (n) projected operating and capital expenditure requirements, and (o) the COVID-19 pandemic, including any variants, having durably subsided with broad immunity achieved in our core markets, geographies and verticals, including the elimination of social distancing measures and other restrictions generally in such markets. Unless otherwise indicated, forward-looking information does not give effect to the potential impact of any mergers, acquisitions, divestitures or business combinations that may be announced or closed after the date hereof. Although the forward-looking information contained herein is based upon what we believe are reasonable assumptions, investors are cautioned against placing undue reliance on this information since actual results may vary from the forward-looking information.

Consequently, all of the forward-looking information contained herein is qualified by the foregoing cautionary statements, and there can be no guarantee that the results or developments that we anticipate will be realized or, even if substantially realized, that they will have the expected consequences or effects on our business, financial condition or results of operation. Unless otherwise noted or the context otherwise indicates, the forward-looking information contained herein represents our expectations as of the date hereof or as of the date it is otherwise stated to be made, as applicable, and is subject to change after such date. However, we disclaim any intention or obligation or undertaking to update or amend such forward-looking information whether as a result of new information, future events or otherwise, except as may be required by applicable law.